Exhibit 10.3

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (as the same may be amended, modified or supplemented from time to time, this “Assumption”), dated as of January 28, 2008, made by AMERICAN PHYSICAL SECURITY GROUP, LLC, a Delaware limited liability company (the “New Subsidiary”), in favor of the Lender (as defined below), recites and provides:

R E C I T A L S

Pursuant to the terms of a Loan Agreement, dated as of May 2, 2007, as amended by the First Amendment to Loan Agreement, dated as of July 12, 2007 (as further amended, modified or supplemented from time to time, the “Loan Agreement”), between American Defense Systems, Inc., a Delaware corporation (the “Company”), A. J. Piscitelli & Associates, Inc., a New York corporation (“AJP”, and together with the Company, the “Original Borrowers”), and Commerce Bank, N.A., a national banking association (the “Lender”), the Lender agreed to extend credit to the Original Borrowers.  Capitalized terms defined in the Loan Agreement shall have the same defined meanings when such terms are used and not defined in this Assumption.

Pursuant to the terms and conditions of the Asset Purchase Agreement, of even date herewith, by and between the Company, the New Subsidiary, American Anti Ram, Inc., a Virginia corporation (“AAR”) and the Owners (as therein defined, and as the collective owners of all of the issued and outstanding capital stock of AAR), the New Subsidiary acquired all of the assets of AAR.  The Original Borrowers and the New Subsidiary, together with the other Subsidiaries of the Original Borrowers, are engaged in business on a consolidated and integrated basis, and their integrated operations include applying for and making use of credit on a joint basis.  Accordingly, the Original Borrowers have requested that the New Subsidiary become a Borrower under the Loan Agreement and the other Loan Documents.  The Lender has agreed to accept the New Subsidiary as a Borrower thereunder, and the New Subsidiary has agreed to assume the Obligations.  Accordingly, the New Subsidiary agrees as follows:

1.             The New Subsidiary (a) assumes and agrees to be jointly and severally liable with each other Borrower for all of the Obligations now existing or hereafter arising, including, without limitation, the Obligations arising out of the Loan Agreement, the Term Note, the Revolving Credit Note and the other Loan Documents, and (b) agrees to be jointly and severally bound by all of the terms, covenants and conditions of the Loan Agreement, the Term Note, the Revolving Credit Note and the other Loan Documents, and hereby assumes all of the Obligations of the Borrowers thereunder and agrees to be jointly and severally liable therefor.

2.             The New Subsidiary represents that all items of equipment and inventory of the New Subsidiary are located at the places specified in Schedule 1 hereto.  During the five years immediately preceding the date of this Agreement, neither the New Subsidiary nor any predecessor of the New Subsidiary has used any corporate or fictitious name other than its current corporate name.  The New Subsidiary has no trade names.  The chief executive office and mailing address of the New Subsidiary is 541 Eastpark Court, Sandston, Virginia  23150.  The New Subsidiary’s exact legal name is that indicated on the signature pages hereof.  The New Subsidiary is an organization of the type, and is organized in the jurisdiction set forth herein.  The signature page hereof accurately sets forth the New Subsidiary’s organizational identification number or accurately states that it has none.  All of the representations and warranties set forth in the Loan Agreement are incorporated by reference in this Assumption, and shall be deemed to have been made and given by the New Subsidiary as of the date hereof as though such representations and warranties were applicable to it.

4.             The New Subsidiary also agrees to execute, deliver and, if applicable, record, such additional instruments, documents and agreements as the Lender may reasonably require for the purpose of effecting the assumption described herein.

IN WITNESS WHEREOF, the New Subsidiary has caused this Assumption to be executed by its duly authorized representative as of the day and year first written above.

NEW SUBSIDIARY:

AMERICAN PHYSICAL SECURITY GROUP, LLC, a Delaware limited liability company

By:
Name:
Title:
Organizational Number:	4491581

SCHEDULE 1

EQUIPMENT AND INVENTORY LOCATIONS

Locations of Equipment:

New Subsidiary:

541 Eastpark Court

Sandston, Virginia  23150

Locations of Inventory:

New Subsidiary:

541 Eastpark Court

Sandston, Virginia  23150